UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2010

Intersil Corporation

(Exact name of registrant as specified in charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Murphy Ranch Road, Milpitas, CA		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 432-8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 28, 2010, Intersil Corporation, a Delaware corporation (“Intersil”), filed a Current Report on Form 8-K (the “April 28, 2010 Form 8-K”) in connection with the completion of the acquisition (the “Acquisition”) of all of the outstanding shares of Common Stock, par value $0.001 per share (“Techwell Common Stock”), and the associated preferred stock purchase rights of Techwell, Inc., a Delaware corporation (“Techwell”), in accordance with an Agreement and Plan of Merger, entered into March 22, 2010, by and among Intersil, Navajo Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Intersil and Techwell. This Current Report on Form 8-K/A is filed as an amendment to the April 28, 2010 Form 8-K solely to include the financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements are included in this report:

(i) audited consolidated balance sheets of Techwell as of December 31, 2009 and 2008 and the related consolidated statements of operation s, stockholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2009 and notes thereto; and

(ii) condensed unaudited and unreviewed consolidated balance sheets of Techwell as of March 31, 2010 and December 31, 2009 and the related condensed unaudited and unreviewed consolidated statements of operations and cash flows for the three-month periods ended March 31, 2010 and 2009 and notes thereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of Intersil for the year ended January 1, 2010 and the six months ended July 2, 2010 included in this Report have been prepared as if the Acquisition occurred on January 3, 2009.

The unaudited pro forma condensed consolidated financial statements presented herein are based on the historical financial statements of Intersil included with Intersil’s Annual Report on Form 10-K for the year ended January 1, 2010 and Intersil’s Quarterly Reports on Form 10-Q for the three months ended April 2, 2010 and for the three and six months ended July 2, 2010, as filed with the Securities and Exchange Commission, and should be read in conjunction therewith. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Such statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the Acquisition had occurred on the date specified, nor are they indicative of Intersil’s future operating results.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated balance sheets of Techwell as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2009 and notes thereto

99.2	Condensed unaudited and unreviewed consolidated balance sheets of Techwell as of March 31, 2010 and December 31, 2009 and the related condensed unaudited and unreviewed consolidated statements of operations and cash flows for the three-month periods ended March 31, 2010 and 2009 and notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended January 1, 2010 and for the six months ended July 2, 2010

SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date: September 1, 2010	By:	/s/ Thomas C. Tokos
	Name:	Thomas C. Tokos
	Title:	Sr. Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

EX-23.1	Consent of Deloitte & Touche LLP

EX-99.1	Audited consolidated balance sheets of Techwell as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2009 and notes thereto

EX-99.2	Condensed unaudited and unreviewed consolidated balance sheets of Techwell as of March 31, 2010 and December 31, 2009 and the related condensed unaudited and unreviewed consolidated statements of operations and cash flows for the three-month periods ended March 31, 2010 and 2009 and notes thereto

EX-99.3	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended January 1, 2010 and for the six months ended July 2, 2010

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